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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            SIGNATURE RESORTS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

           Maryland                                           95-4582157
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     (State of Incorporation                          (I.R.S. Employer
      or Organization)                                 Identification No.)

1875 South Grant Street, Suite 650, San Mateo, California            94402
---------------------------------------------------------       ----------------
       (Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [_]

Securities to be Registered Pursuant to Section 12(b) of the Act:

     Title of Each Class                    Name of Each Exchange on Which
     to be so Registered                    Each Class is to be Registered
     -------------------                    ------------------------------
Common Stock, $0.01 par value                  New York Stock Exchange
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Securities to be Registered Pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of Class)


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                               (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         --------------------------------------------------------

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock-Common Stock" in the Prospectus included in Amendment No. 4 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-06027) filed with the Securities and Exchange Commission (the "Commission") on August 15, 1996, and is incorporated herein by reference.

ITEM 2.  EXHIBITS.
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     The documents listed below are filed as exhibits to this Registration
Statement:

     Exhibit No.
     -----------

       3.1 Articles of Incorporation, as amended, of Registrant (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (No. 333-06027))

       3.2 Bylaws of Registrant, as amended (incorporated by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1996)

       3.3 Specimen of Common Stock certificate (incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (No. 333-06027))

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 21, 1998                SIGNATURE RESORTS, INC.



                                       By:  /s/ Andrew D. Hutton
                                            ____________________________________
                                            Name:  Andrew D. Hutton
                                            Title: Vice President and
                                                   General Counsel

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                                 EXHIBIT INDEX


Exhibit No.
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     3.1       Articles of Incorporation, as amended, of Registrant
               (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (No. 333-06027))

     3.2 Bylaws of Registrant, as amended (incorporated by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1996)

     3.3 Specimen of Common Stock certificate (incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (No. 333-06027))

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